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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 17, 2005

                             TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)




          Delaware                      1-12387                  76-0515284
(State or other jurisdiction          (Commission             (I.R.S. Employer
    of incorporation or               File Number)            of Incorporation
       organization)                                         Identification No.)


         500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS           60045
            (Address of Principal Executive Offices)         (Zip Code)


       Registrant's telephone number, including area code: (847) 482-5000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01         Entry Into a Material Definitive Agreement

         Tenneco Automotive Inc. is filing this Current Report on Form 8-K to file the following form of agreement that the company has adopted and intends to use from time to time in making awards to its employees pursuant to the company's long-term compensation program: Form of Restricted Stock Award Agreement for employees under the 2002 Long-Term Incentive Plan, as amended (providing for 1/3 of the award to vest on each of the first, second and third anniversaries of grant). The form of Restricted Stock Award Agreement for employees previously filed by the company provides for vesting at the end of three years. A copy of this document is filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference. On January 17, 2005, the company awarded shares of restricted common stock to the following executive officers in the following amounts pursuant to such form of agreement:
Frissora, Mark P. - 75,000; Donovan, Timothy R. - 18,000; Nair, Hari N. -18,000; Trammell, Kenneth R. - 12,000; Bauer, Brent J. - 12,000; Jackson, Timothy E. - 12,000; Schneider, Richard P. - 12,000; Schultz, Paul - 12,000; Yanos, Neal A. - 12,000; and Perkins, James - 4,000.

         Tenneco Automotive Inc. is also filing this Current Report on Form 8-K to file the following forms of agreements that the company has adopted and intends to use from time to time in making awards to its directors and employees pursuant to the company's long-term compensation program: (a) Form of Stock Option Agreement for employees under the 2002 Long-Term Incentive Plan, as amended (providing for a seven year option term) and (b) Form of Stock Option Agreement for non-employee directors under the 2002 Long-Term Incentive Plan, as amended (providing for a seven year option term). The forms of Stock Option Agreements previously filed by the company provide for a ten-year option term. Copies of these documents are filed as Exhibits 99.2 and 99.3 to this Current Report on Form 8-K, and are incorporated herein by reference. On January 17, 2005, the company awarded options to purchase common stock to the following persons in the following amounts pursuant to such forms of agreements: Frissora, Mark P. - 75,000; Donovan, Timothy R. - 18,000; Nair, Hari N. - 18,000; Trammell, Kenneth R. - 12,000; Bauer, Brent J. - 12,000; Jackson, Timothy E. - 12,000; Schneider, Richard P. - 12,000; Schultz, Paul - 12,000; Yanos, Neal A. - 12,000; Perkins, James - 2,500; and each non-employee director - 5,000.

Item 9.01         Financial Statements and Exhibits

Exhibit No.       Description
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99.1              Form of Restricted Stock Award Agreement for employees under the 2002 Long-Term Incentive Plan, as amended (vesting 1/3 annually).

99.2 Form of Stock Option Agreement for employees under the 2002 Long-Term Incentive Plan, as amended (providing for a seven year option term).

99.3 Form of Stock Option Agreement for non-employee directors under the 2002 Long-Term Incentive Plan, as amended (providing for a seven year option term).

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TENNECO AUTOMOTIVE INC.


Date: January 20, 2005                      By: /s/ Kenneth R. Trammell
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                                               Kenneth R. Trammell
                                               Senior Vice President and
                                               Chief Financial Officer